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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 7, 2008

                         VNUS Medical Technologies, Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                   000-50988                94-3216535
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(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
     of incorporation)                                    Identification Number)

                               5799 Fontanoso Way
                           San Jose, California 95138
                                 (408) 360-7200

(Address of principal executive offices including zip code and registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

      On February 7, 2008, VNUS Medical Technologies, Inc. (the "Company") issued a press release announcing its financial results for the fourth quarter of 2007. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

      The information in this Item 2.02 of this Current Report on Form 8-K and the information contained in the press release referenced herein shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 2.02 of this Current Report on Form 8-K and the press release referenced herein is not incorporated by reference into any filings of VNUS, whether made before or after the date of this Current Report on Form 8-K, regardless of any general incorporation language in the filing, unless explicitly incorporated by specific reference into such filing.

Item 9.01 Financial Statements and Exhibits.

      (d) Exhibits

Exhibit
No.         Description
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99.1        Press Release of VNUS Medical Technologies, Inc., dated February 7,
            2008 entitled "VNUS Medical Technologies Reports Fourth-Quarter 2007
            Results"



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 7, 2008


                                       VNUS MEDICAL TECHNOLOGIES, INC.


                                       By: /s/  Peter Osborne
                                           -------------------------------------
                                           Name:  Peter Osborne
                                           Title: Chief Financial Officer and
                                                  Vice President of Finance &
                                                  Administration


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                          INDEX TO EXHIBITS FILED WITH
              THE CURRENT REPORT ON FORM 8-K DATED FEBRUARY 7, 2008


Exhibit     Description
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99.1        Press Release of VNUS Medical Technologies, Inc., dated February 7,
            2008 entitled, "VNUS Medical Technologies Reports Fourth-Quarter
            2007 Results"